UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2020

Pure Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38454	82-3424680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(Address of principal executive offices) (Zip code)

(817) 850-9200
Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACQ	NASDAQ
Warrants, each Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PACQW	NASDAQ
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	PACQU	NASDAQ

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On July 27, 2020, Pure Acquisition Corp. (the “Company”) issued a press release announcing the business combination merger consideration subject to the Company’s proposed business combination (the “business combination”) with HighPeak Energy, Inc. (“HighPeak Energy”) and certain affiliate parties thereto. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events

To the extent required, the information included in Item 7.01 of this Current Report on Form 8-K is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated July 27, 2020

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pure Acquisition Corp.

Date: July 27, 2020	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

3